Exhibit 10.40

First Amendment to

Combination Agreement

This First Amendment to Combination Agreement (this “Amendment”) is entered into as of March 4, 2015 by Fenix Parts, Inc., a Delaware corporation (“Fenix”), Bonita Beagell, Cynthia Howard, Gregory Beagell, Randy Howard, Michael Colsten, Leatrice Colsten, Darcy Beagell and Jessica Phillips (each a “Shareholder” and together the “Shareholders”), and Horseheads Automotive Recycling, Inc., a New York corporation (the “Company”).

Whereas, the Parties have entered into a Combination Agreement dated as of August 27, 2014 (the “Combination Agreement”); and

Whereas, the Parties desire to amend the Combination Agreement as set forth herein,

It is agreed as follows:

1.	Capitalized terms without definition shall have the same meaning as given in the Combination Agreement.

2.	Section 9.1(a)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of Fenix’s breach of or failure to perform its obligations under this Agreement);

3.	Section 9.1(b)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of the Shareholders’ breach of or failure to perform their obligations under this Agreement);

4.	The definitions of “Interim Balance Sheet” and “Interim Financial Statements” shall be modified to include the Company’s balance sheet and financial statements as of and for the period ended December 31, 2014.

5.	Except as expressly amended by the terms of this Amendment, the Combination Agreement is in all respects ratified and confirmed.

Signatures appear on the following page

In witness, the Parties have executed this Amendment.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
Chief Executive Officer

/s/ Bonita Beagell
Bonita Beagell

/s/ Cynthia L. Howard
Cynthia Howard

/s/ Gregory D. Beagell
Gregory Beagell

/s/ Randy W. Howard
Randy Howard

/s/ Michael Colsten
Michael Colsten

/s/ Leatrice Colsten
Leatrice Colsten

/s/ Darcy A. Beagell
Darcy Beagell

/s/ Jessica Phillips
Jessica Phillips

Horseheads Automotive Recycling, Inc.

By	/s/ Cynthia L. Howard
Name:	Cynthia L. Howard
Title:	Secretary

Signature page to First Amendment to Combination Agreement

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